Exhibit 23-B

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated January 29, 1999 (except with respect to Notes 1 and 10, as to which the date is November 1, 1999) included in SIGCORP, Inc.'s Form 10-K and Form 10-KA for the year ended December 31, 1998 and to all references to our Firm included in this Registration Statement.

Chicago, Illinois                                       ARTHUR ANDERSEN LLP
February 25, 2000